UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 28, 2019

KKR & CO. INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34820	26-0426107
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 West 57th Street, Suite 4200	10019
New York, New York	(Zip Code)
(Address of principal executive offices)

(212) 750-8300
(Registrant’s telephone number, including area code)

 NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On January 28, 2019, KKR & Co. Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, holders of the Company’s Class A common stock and Class C common stock approved the KKR & Co. Inc. 2019 Equity Incentive Plan (the “2019 Plan”).  The 2019 Plan will become effective on March 29, 2019.

The material features of the 2019 Plan are described in the Company’s definitive proxy statement for the Special Meeting filed on December 14, 2018 (the “Proxy Statement”) in the section entitled “Proposal 1: Equity Plan Proposal—Approval of the KKR & Co. Inc. 2019 Equity Incentive Plan”, and such description is filed as Exhibit 99.1 hereto and incorporated by reference herein. This description of the 2019 Plan is qualified in its entirety by reference to the full text of the 2019 Plan, a copy of which is filed as Exhibit 10.1 hereto.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The information set forth in Item 5.02 is incorporated by reference into this Item 5.07.

At the Special Meeting, holders of the Company’s Class A common stock and Class C common stock voted together as a single class.

The 2019 Plan was approved based upon the following final tabulation of votes:

For	485,578,373
Against	167,089,778
Abstain	1,777,537
Broker non-votes	0

On January 28, 2019, KKR Management LLC, the sole holder of the Company’s Class B common stock, consented to the adoption of the 2019 Plan pursuant to Section 10.03(a)(ii) of the Certificate of Incorporation of KKR & Co. Inc.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	KKR & Co. Inc. 2019 Equity Incentive Plan (incorporated herein by reference to Appendix A to the Company’s definitive proxy statement filed on December 14, 2018).

99.1
Description of the KKR & Co. Inc. 2019 Equity Incentive Plan (incorporated herein by reference to the section entitled “Proposal 1: Equity Plan Proposal—Approval of the KKR & Co. Inc. 2019 Equity Incentive Plan” in the Company’s definitive proxy statement filed on December 14, 2018).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KKR & CO. INC.

	By:	/s/ Christopher Lee
	Name:	Christopher Lee
	Title:	Assistant Secretary

Date: February 1, 2019